Exhibit 99.3
SCHEDULE WITH ADJUSTMENTS
Adjusted Statement of Operations
For the Nine Months Ended September 30, 2025
(in thousands)

($ in thousands)	Paramount Group, Inc., as filed	Adjustments(A)	The Portfolio
Revenues:
Rental revenue	$511,741	$1,923	$513,664
Fee and other income	25,282	(17,047)	8,235
Total revenues	537,023	(15,124)	521,899
Expenses:
Operating	232,326	11,221	243,547
Depreciation and amortization	176,707	(3,228)	173,479
General and administrative	58,112	(58,112)	—
Transaction related costs	10,840	(10,840)	—
Total expenses	477,985	(60,959)	417,026
Other income (expense):
Loss from real estate related fund investments	(67)	67	—
Income (loss) from unconsolidated real estate related funds	(79)	79	—
Income (loss) from unconsolidated joint ventures	2,620	(2,619)	1
Interest and other income, net	10,953	(6,375)	4,578
Interest and debt expense	(129,903)	2,233	(127,670)
(Loss) income before income taxes	(57,438)	39,220	(18,218)
Income tax benefit (expense)	1,430	(1,439)	(9)
Net (loss) income	(56,008)	37,781	(18,227)
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures	(5,095)	—	(5,095)
Consolidated real estate related funds	(2,556)	2,556	—
Operating Partnership	4,901	(4,901)	—
Net (loss) income attributable to common stockholders	$(58,758)	$35,436	$(23,322)
(A)Adjustments consist of exclusion of financial results relating to 60 Wall Street, 55 Second Street, 111 Sutter Street, 745 Fifth Avenue, Oder-Center, Fund VII, Fund VIII, Fund X, Fund X-ECI, RDF and all management entities, which are included in the consolidated financial statements of Paramount Group, Inc.

Exhibit 99.3
SCHEDULE WITH ADJUSTMENTS
Adjusted Statement of Operations
For the Year Ended December 31, 2024
(in thousands)

($ in thousands)	Paramount Group, Inc., as filed	Adjustments(A)	The Portfolio
Revenues:
Rental revenue	$721,750	$2,218	$723,968
Fee and other income	35,701	(24,312)	11,389
Total revenues	757,451	(22,094)	735,357
Expenses:
Operating	303,278	17,836	321,114
Depreciation and amortization	239,542	(4,821)	234,721
General and administrative	66,333	(66,333)	—
Transaction related costs	923	(923)	—
Total expenses	610,076	(54,241)	555,835
Other income (expense):
Loss from real estate related fund investments	(128)	128	—
Income (loss) from unconsolidated real estate related funds	273	(273)	—
Income (loss) from unconsolidated joint ventures	(47,359)	47,360	1
Interest and other income, net	30,455	(25,022)	5,433
Interest and debt expense	(166,952)	3,045	(163,907)
(Loss) income before income taxes	(36,336)	57,385	21,049
Income tax benefit (expense)	(2,058)	1,958	(100)
Net (loss) income	(38,394)	59,343	20,949
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures	(22,462)	—	(22,462)
Consolidated real estate related funds	10,292	(10,292)	—
Operating Partnership	4,276	(4,276)	—
Net (loss) income attributable to common stockholders	$(46,288)	$44,775	$(1,513)
(A)Adjustments consist of exclusion of financial results relating to 60 Wall Street, 55 Second Street, 111 Sutter Street, 745 Fifth Avenue, Oder-Center, Fund VII, Fund VIII, Fund X, Fund X-ECI, RDF and all management entities, which are included in the consolidated financial statements of Paramount Group, Inc.

Exhibit 99.3
SCHEDULE WITH ADJUSTMENTS
Adjusted Balance Sheet
As of September 30, 2025
(in thousands)

($ in thousands)	Paramount Group, Inc., as filed	Adjustments(A)	The Portfolio
Assets
Real estate, at cost
Land	$1,966,237	$—	$1,966,237
Buildings and improvements	6,384,243	(33,686)	6,350,557
	8,350,480	(33,686)	8,316,794
Accumulated depreciation and amortization	(1,737,783)	12,284	(1,725,499)
Real estate, net	6,612,697	(21,402)	6,591,295
Cash and cash equivalents	330,207	(156,197)	174,010
Restricted cash	324,150	(9,060)	315,090
Accounts receivable and other receivables	26,582	(9,266)	17,316
Investments in unconsolidated real estate related funds	4,416	(4,416)	—
Investments in unconsolidated joint ventures	81,509	(73,735)	7,774
Deferred rent receivable	352,906	(366)	352,540
Deferred charges, net	126,587	(246)	126,341
Intangible assets, net	41,093	—	41,093
Other assets	74,348	(32,323)	42,025
Total assets	$7,974,495	$(307,011)	$7,667,484

Liabilities and Equity
Notes and mortgages payable, net	$3,711,504	$—	$3,711,504
Accounts payable and accrued expenses	138,689	(26,211)	112,478
Intangible liabilities, net of accumulated amortization	16,541	—	16,541
Other liabilities	31,473	(24,683)	6,790
Total liabilities	3,898,207	(50,894)	3,847,313
Commitments and Contingencies
Paramount Group, Inc., equity:
Common stock	2,219	(2,219)	—
Additional paid-in-capital	4,086,243	(4,210,824)	(124,581)
Earnings less than distributions	(1,064,525)	4,264,464	3,199,939
Accumulated other comprehensive income	—	—	—
Paramount Group, Inc., equity	3,023,937	51,421	3,075,358
Noncontrolling interests in:
Consolidated joint ventures	744,813	—	744,813
Consolidated real estate related funds	85,431	(85,431)	—
Operating Partnership	222,107	(222,107)	—
Total equity	4,076,288	(256,117)	3,820,171
Total liabilities and equity	$7,974,495	$(307,011)	$7,667,484
(A)Adjustments consist of exclusion of assets not acquired and liabilities not assumed relating to 60 Wall Street, 55 Second Street, 111 Sutter Street, 745 Fifth Avenue, Oder-Center, Fund VII, Fund VIII, Fund X, Fund X-ECI, RDF and all management entities, which are included in the consolidated financial statements of Paramount Group, Inc.

Exhibit 99.3
SCHEDULE WITH ADJUSTMENTS
Adjusted Balance Sheet
As of December 31, 2024
(in thousands)

($ in thousands)	Paramount Group, Inc., as filed	Adjustments(A)	The Portfolio
Assets
Real estate, at cost
Land	$1,966,237	$—	$1,966,237
Buildings and improvements	6,325,097	(32,564)	6,292,533
	8,291,334	(32,564)	8,258,770
Accumulated depreciation and amortization	(1,639,529)	9,975	(1,629,554)
Real estate, net	6,651,805	(22,589)	6,629,216
Cash and cash equivalents	375,056	(228,555)	146,501
Restricted cash	180,391	(18,272)	162,119
Accounts receivable and other receivables	18,229	(2,091)	16,138
Investments in unconsolidated real estate related funds	4,649	(4,649)	—
Investments in unconsolidated joint ventures	85,952	(77,791)	8,161
Deferred rent receivable	356,425	—	356,425
Deferred charges, net	100,684	(2,924)	97,760
Intangible assets, net	50,492	—	50,492
Other assets	47,820	(35,801)	12,019
Total assets	$7,871,503	$(392,672)	$7,478,831

Liabilities and Equity
Notes and mortgages payable, net	$3,676,630	$—	$3,676,630
Accounts payable and accrued expenses	119,881	(14,407)	105,474
Intangible liabilities, net of accumulated amortization	20,870	—	20,870
Other liabilities	44,625	(39,006)	5,619
Total liabilities	3,862,006	(53,413)	3,808,593
Commitments and Contingencies
Paramount Group, Inc., equity:
Common stock	2,175	(2,175)	—
Additional paid-in-capital	4,144,301	(4,145,401)	(1,100)
Earnings less than distributions	(1,005,627)	4,180,806	3,175,179
Accumulated other comprehensive income	428	391	819
Paramount Group, Inc., equity	3,141,277	33,621	3,174,898
Noncontrolling interests in:
Consolidated joint ventures	495,340	—	495,340
Consolidated real estate related funds	82,875	(82,875)	—
Operating Partnership	290,005	(290,005)	—
Total equity	4,009,497	(339,259)	3,670,238
Total liabilities and equity	$7,871,503	$(392,672)	$7,478,831
(A)Adjustments consist of exclusion of assets not acquired and liabilities not assumed relating to 60 Wall Street, 55 Second Street, 111 Sutter Street, 745 Fifth Avenue, Oder-Center, Fund VII, Fund VIII, Fund X, Fund X-ECI, RDF and all management entities, which are included in the consolidated financial statements of Paramount Group, Inc.

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